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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Arthur Winkleblack and Laura Stein, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and to sign any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or such person's or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed below as of the 18th day of May, 2004 by the following persons in the capacities indicated.

Signature                              Title



___________________________________    Chairman of the Board, President,
William R. Johnson                     Chief Executive Officer and Director
                                       (Principal Executive Officer)

___________________________________    Director
Charles E. Bunch


___________________________________    Director
Mary C. Choksi


___________________________________    Director
Leonard S. Coleman, Jr.


___________________________________    Director
Peter H. Coors


___________________________________    Director
Edith E. Holiday


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___________________________________    Director
Candace Kendle


___________________________________    Director
Dean R. O'Hare


___________________________________    Director
Lynn C. Swann


___________________________________    Director
Thomas J. Usher


___________________________________    Director
James M. Zimmerman


___________________________________    Executive Vice President and
Arthur Winkleblack                     Chief Financial Officer
                                       (Principal Financial Officer)

___________________________________    Vice President - Finance
Edward J. McMenamin                    (Principal Accounting Officer)